Exhibit 99.1

IMTT Holdings Inc. and Subsidiaries

Consolidated Condensed Financial Statements

June 30, 2014

(Unaudited)

IMTT HOLDINGS INC. and SUBSIDIARIES

IMTT HOLDINGS INC. AND SUBSIDIARIES

Consolidated Condensed Balance Sheets

	June 30,	December 31,
	2014	2013
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$4,631,000	8,824,000
Accounts and accrued interest receivable, net of allowance of $1,846,000 and $870,000, respectively	42,338,000	34,711,000
Inventories	6,820,000	5,774,000
Prepaid expenses and deposits	22,267,000	26,842,000
Total current assets	76,056,000	76,151,000
Property, plant and equipment
Land	42,965,000	40,284,000
Terminal and other facilities	1,978,371,000	1,934,567,000
	2,021,336,000	1,974,851,000
Less accumulated depreciation	(736,188,000)	(701,159,000)
	1,285,148,000	1,273,692,000
Debt issue costs, net	10,213,000	11,900,000
Receivable from affiliates	6,000	9,000
Investment in NTL venture, at cost	10,476,000	10,476,000
Other	5,060,000	6,702,000
	25,755,000	29,087,000
Total assets	$1,386,959,000	1,378,930,000
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$27,657,000	37,942,000
Accrued liabilities	35,762,000	30,172,000
Current portion of swap fair market value	17,404,000	17,297,000
Current portion of long-term debt	7,227,000	7,164,000
Total current liabilities	88,050,000	92,575,000
Other long-term liabilities	89,270,000	95,454,000
Long-term debt, excluding current maturities	990,121,000	962,103,000
Deferred income taxes	295,045,000	284,743,000
Total liabilities	1,462,486,000	1,434,875,000
Commitments and contingencies
Shareholders’ (deficit) equity:
IMTT Holdings Inc.	(78,186,000)	(58,461,000)
Noncontrolling interest	2,659,000	2,516,000
Total shareholders’ (deficit) equity	(75,527,000)	(55,945,000)
Total liabilities and shareholders’ (deficit) equity	$1,386,959,000	1,378,930,000

See accompanying notes to consolidated condensed financial statements.

1

IMTT HOLDINGS INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Income

Six-month periods ended June 30, 2014 and 2013

	2014	2013
	(Unaudited)
Revenues:
Tank storage and terminal charges	$250,987,000	237,758,000
Other rental income	1,415,000	1,441,000
Railroad operations	2,200,000	1,653,000
Other income	1,871,000	1,184,000
Environmental response services	35,994,000	16,454,000
Total revenues	292,467,000	258,490,000
Expenses:
Terminals:
Labor costs	45,711,000	46,503,000
Repairs and maintenance	19,840,000	22,053,000
Real and personal property taxes	6,956,000	6,820,000
Other operating	29,130,000	26,334,000
Total terminal operating expenses	101,637,000	101,710,000
Environmental response	26,922,000	13,460,000
General and administrative	18,363,000	16,336,000
Interest expense	22,595,000	21,739,000
Depreciation and amortization	37,920,000	37,058,000
Gain of nonhedging derivatives	(6,649,000)	(14,016,000)
	200,788,000	176,287,000
Income before income taxes	91,679,000	82,203,000
Provision for income taxes:
Current	(26,721,000)	(8,223,000)
Deferred	(9,836,000)	(25,490,000)
	(36,557,000)	(33,713,000)
Net income	55,122,000	48,490,000
Less net income attributable to noncontrolling interest	(138,000)	(176,000)
Net income attributable to IMTT Holdings Inc.	$54,984,000	48,314,000

See accompanying notes to consolidated condensed financial statements.

2

IMTT HOLDINGS INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Comprehensive Income

Six-month periods ended June 30, 2014 and 2013

	2014	2013
	(Unaudited)
Net income	$55,122,000	48,490,000
Less net income attributable to noncontrolling interest	(138,000)	(176,000)
Net income attributable to IMTT Holdings Inc.	54,984,000	48,314,000
Other comprehensive income (loss):
Derivatives:
Amortization of accumulated other comprehensive loss for swap agreements no longer accounted for as hedges	21,000	103,000
Foreign currency translation adjustment	90,000	—
Income tax effects of items included in other comprehensive income	(50,000)	(40,000)
Other comprehensive income	61,000	63,000
Less other comprehensive income attributable to noncontrolling interest	(5,000)	—
Other comprehensive income attributable to IMTT Holdings Inc.	56,000	63,000
Comprehensive income	55,183,000	48,553,000
Less comprehensive income attributable to noncontrolling interest	(143,000)	(176,000)
Comprehensive income attributable to IMTT Holdings Inc.	$55,040,000	48,377,000

See accompanying notes to consolidated condensed financial statements.

3

IMTT HOLDINGS INC. AND SUBSIDIARIES

Consolidated Condensed Statements of Cash Flows

Six-month periods ended June 30, 2014 and 2013

	2014	2013
	(Unaudited)
Cash flows from operating activities:
Net income	$55,122,000	48,490,000
Adjustments to reconcile net cash provided by operating activities:
Depreciation	36,983,000	36,386,000
Amortization	937,000	672,000
Post retirement plans expense	3,256,000	5,598,000
Deferred revenue recognized	(2,225,000)	(2,241,000)
Change in FMV of nonhedging derivatives	(6,738,000)	(14,118,000)
Reclassification of swap loss from AOCI	90,000	103,000
Debt issue cost amortization	1,687,000	1,166,000
Noncash compensation expense	41,000	37,000
Accretion of asset retirement obligation	108,000	111,000
Gain on sale/retirement of assets	(43,000)	—
Deferred income tax provision	9,836,000	25,490,000
(Increase) decrease in accounts and accrued interest receivable	(8,548,000)	13,360,000
(Increase) decrease in inventories	(1,046,000)	134,000
Decrease (increase) in prepaid expenses and deposits	5,277,000	(2,058,000)
Decrease (increase) in other assets	824,000	(113,000)
Decrease in accounts payable	(4,017,000)	(9,938,000)
Increase (decrease) in accrued liabilities	4,794,000	(3,916,000)
Increase in other long-term liabilities	—	441,000
Net operating cash flows	96,338,000	99,604,000
Cash flows from investing activities:
Purchase of plant assets	(53,893,000)	(90,498,000)
Proceeds from sale of fixed assets	43,000	—
Increase in other assets	—	(154,000)
Net investing cash flows	(53,850,000)	(90,652,000)
Cash flows from financing activities:
Net borrowings under bank revolving credit facility	31,662,000	18,373,000
Net payments under tax-exempt bond agreements	(2,278,000)	(2,217,000)
Distributions to shareholders	(74,765,000)	(15,758,000)
Net payments from affiliates	3,000	52,000
Repayment of shareholder debt	(1,303,000)	(1,303,000)
Debt issue cost incurred, net	—	(9,347,000)
Net financing cash flows	(46,681,000)	(10,200,000)
Net decrease in cash and cash equivalents	(4,193,000)	(1,248,000)
Cash and cash equivalents at beginning of period	8,824,000	7,704,000
Cash and cash equivalents at end of period	$4,631,000	6,456,000
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest (net of amount capitalized)	$20,460,000	18,051,000
Income taxes	21,229,000	20,828,000

See accompanying notes to consolidated condensed financial statements.

4

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

(1)	Nature of Operations and Organization

IMTT Holdings Inc. (IHI), formerly Loving Enterprises Inc., owns 100% of various corporations and limited liability companies (International Tank Terminals, L.L.C. and Affiliates, ITT and Affiliates) who in turn own 100% of various operating entities, primarily partnerships (IMTT Combined). The IMTT Combined entities primarily provide bulk liquid storage and handling services in North America through terminals located on the East, West and Gulf Coasts as well as the Great Lakes region of the United States and in Quebec and Newfoundland, Canada, with the predominant terminals located in New York harbor and on the Mississippi River near the Gulf of Mexico. Petroleum products, vegetable and tropical oils, renewable fuels, and various chemicals are stored and handled.

(2)	Basis of Presentation

The accompanying unaudited consolidated condensed financial statements and notes have been prepared in accordance with the rules and regulations of the United States Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The preparation of consolidated condensed financial statements in conformity with Generally Accepted Accounting Principles (GAAP) requires estimates and assumptions. Management evaluates these estimates and assumptions on an ongoing basis. Actual results may differ from the estimates and assumptions used in the financial statements and notes. Operating results for the six-month period ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

The consolidated condensed balance sheet at December 31, 2013 has been derived from audited financial statements but does not include all of the information and notes required by accounting principles generally accepted in the United States for complete financial statements.

The interim financial information contained herein should be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 2013.

New Accounting Pronouncements

On May 28, 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The new standard is effective for the Company on January 1, 2017. Early application is not permitted. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting.

5	(Continued)

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

(3)	Related Party Transactions

During the six-months ended June 30, 2014 and 2013, IHI Consolidated paid or accrued $1,177,000 and $1,157,000, respectively, to entities related to a group of shareholders for legal services and office rent, which are recorded as general and administrative expense in the accompanying consolidated condensed statements of income. Receivables from affiliates of $6,000 and $9,000 at June 30, 2014 and December 31, 2013, respectively, consist of receivables from entities affiliated with a group of shareholders. In accordance with the terms of the shareholders’ agreement, IHI has loans outstanding to a group of shareholders at June 30, 2014 and December 31, 2013 of $22,158,000 and $23,461,000, respectively. Principal payments of $2,607,000 are due annually through December 2022. Interest expense on these loans for the six-months ended June 30, 2014 and 2013 was $640,000 and $711,000, respectively.

IHI is the ultimate parent entity of IMTT Combined. The IHI shareholders’ agreement contains various provisions concerning shareholder distributions. Distributions were required and made by IMTT Combined in the six-months ended June 30, 2014 and 2013 to fund 2013 and 2012 quarterly IHI shareholder distributions ($74,765,000 and $15,758,000, respectively) as well as income taxes, debt service on certain IHI shareholder loans and various general and administrative expenses.

(4)	Long-Term Debt

At June 30, 2014 and December 31, 2013 the Company has long-term debt consisting of the following:

	June 30,	December 31,
	2014	2013

Tax-exempt N.J.E.D.A. bonds, 0.04% at June 30, 2014 (0.04% at December 31, 2013)	$30,000,000	30,000,000
Tax-exempt N.J.E.D.A. bonds of terminated El Dorado joint venture, 0.04% at June 30, 2014 (0.04% at December 31, 2013)	6,300,000	6,300,000
Tax-exempt Ascension Parish bonds, 0.06% at June 30, 2014 (0.05% at December 31, 2013)	165,000,000	165,000,000
Tax-exempt L.P.F.A. bonds, 0.06% at June 30, 2014 (0.05% at December 31, 2013)	50,000,000	50,000,000
Tax-exempt L.P.F.A. bonds, 0.06% at June 30, 2014 (0.05% at December 31, 2013)	85,000,000	85,000,000
Bank-owned tax-exempt L.P.F.A. bonds, 1.50% at June 30, 2014 (1.51% at December 31, 2013)	93,122,000	94,321,000
Bank-owned tax-exempt L.P.F.A. bonds, 1.50% at June 30, 2014 (1.51% at December 31, 2013)	83,785,000	84,864,000
Unsecured notes payable under U.S. revolving bank credit facility averaging 2.16% at June 30, 2014 (2.17% at December 31, 2013)	454,000,000	420,000,000

6	(Continued)

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

	June 30,	December 31,
	2014	2013

Notes payable under revolving credit facility with a Canadian bank, averaging 3.25% at June 30, 2014 (3.25% at December 31, 2013)	$7,947,000	10,285,000
Loans from shareholders, 5.50%, due in quarterly installments over a 15 year period beginning March 31, 2008	22,158,000	23,461,000
Other	36,000	36,000

	997,348,000	969,267,000

Less – Current maturities	(7,227,000)	(7,164,000)
	$990,121,000	962,103,000

The U.S. portion of the revolving credit facility includes the availability for the issuance of letters of credit. Letters of credit outstanding under this facility at June 30, 2014 of $293,005,000 primarily secure obligations under certain tax-exempt bonds referred to previously. Loans of $454,000,000 were outstanding under the U.S. portion of this facility and $7,947,000 of loans were outstanding with the Canadian bank at June 30, 2014, thus leaving $547,548,000 total available under this credit facility at June 30, 2014.

IMTT Combined is in compliance with the terms of the covenants of this credit facility.

The interest rate on the borrowings under the tax-exempt bonds and the revolving bank credit facility discussed previously adjusts periodically depending on their individual terms as previously described. In an effort to achieve a more stable interest cost and reduce the risk of rising interest rates and expense, two interest rate swap agreements with two banks were entered into whereby floating rates were swapped for fixed rates.

7	(Continued)

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

	Swap 1	Swap 2	Total
Related debt	Tax-Exempt Bonds	Bank Line
Notional amount	$215,000,000	$200,000,000
Term	7/07-6/17	10/07-3/17
Fixed rate paid	3.662%	5.507%
Floating rate received	67% of monthly Libor	Quarterly Libor

	2014	2013	2014	2013	2014	2013

Floating rate at period end	0.102%	0.129%	0.234%	0.275%

Net interest expense for six month period	$3,813,000	3,779,000	$5,296,000	5,181,000	$9,109,000	8,960,000

Fair market value at period end (liability)*	(18,710,000)	(21,422,000)	(25,575,000)	(29,601,000)	(44,285,000)	(51,023,000)

Change in fair market value for six month period gain recorded in net income	$2,712,000	5,919,000	$4,026,000	8,199,000	$6,738,000	14,118,000

    * Included in current and other long-term liabilities in the accompanying balance sheets.

(5)	Income Taxes

IHI Consolidated provides for income taxes in accordance with the asset and liability method as prescribed by ASC 740-10-25-2, Income Taxes.

Deferred income taxes have been recorded in the accompanying consolidated condensed balance sheets for the tax effects of temporary differences that impact the financial statements and income tax returns in different periods, offset partially by carryforwards for federal and state income tax purposes of unused net operating losses and tax credits. These temporary differences consist primarily of fixed asset basis differences as well as various expenses, which affect the financial statements and tax returns in different periods. Differences in the basis of the fixed assets for accounting and income tax reporting purposes exist primarily as a result of different depreciation methods and lives used for financial and income tax reporting purposes, involuntary conversion treatment, for income tax purposes, of proceeds received from asset expropriations and settlement of insurance coverage for property damage.

Management believes that it is more likely than not that the net deferred tax assets will be realized through future operations and the reversal of other temporary differences. The valuation allowance at June 30, 2014 and December 31, 2013 was primarily related to certain federal Separate Return Limitation Year (SRLY) and state net operating loss carryforwards that, in the judgment of management, are not more likely than not to be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible and prior to the expiration of the net operating loss carryforwards.

Federal alternative minimum tax credits of $272,000 have unlimited carryforward periods.

8	(Continued)

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

IHI Consolidated has not recorded any increase in income tax liabilities attributable to unrecognized income tax benefits in its consolidated condensed statement of income for the six-months ended June 30, 2014 and year ended December 31, 2013. Accordingly, no related expense or liability for interest or penalties has been accrued at June 30, 2014 and December 31, 2013. As of June 30, 2014 and December 31, 2013, tax authorities have proposed no material adjustments to IHI Consolidated’s income tax positions. There are no income tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will materially increase or decrease in the next 12 months.

IHI Consolidated and its subsidiaries file U.S. federal and state income tax returns. Two subsidiaries file Canadian federal and provincial income tax returns. U.S. federal income tax returns for tax years ended after 2009 (after 2008 to the extent of federal net operating loss carryforward deductions) are subject to examination by the Internal Revenue Service. The U.S. entities of IHI Consolidated were examined by the IRS for the 2010 tax year. No material adjustments were proposed. State income tax returns for tax years ended after 2008 (after 1998 to the extent of state net operating loss carryforward deductions) are subject to examination by state tax authorities. Canadian tax returns for tax years after 2008 (after 2003 to the extent of Revenue Canada and provincial net operating loss deductions) are subject to examination by Revenue Canada and provincial tax authorities.

(6)	Additional Balance Sheet Detail

Additional detail of the components of certain balance sheet captions follows:

	June 30,	December 31,
	2014	2013

Prepaid expenses and deposits:
Deferred income tax asset	$13,430,000	13,020,000
Prepaid insurance	4,188,000	7,431,000
Deferred debt issuance costs	3,373,000	3,373,000
Prepaid income taxes	—	2,538,000
Other	1,276,000	480,000
Total prepaid expenses and deposits	$22,267,000	26,842,000

9	(Continued)

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

	June 30,	December 31,
	2014	2013

Accrued liabilities:
Accrued payables	$8,977,000	9,825,000
Deferred revenue – current portion	5,473,000	5,145,000
Income taxes payable	3,594,000	641,000
Damage claim settlement/fine accruals	3,219,000	3,522,000
Vacation pay	2,917,000	2,851,000
Property taxes	1,905,000	585,000
Interest	1,076,000	1,020,000
Retiree health/life benefits – current portion	1,042,000	702,000
Workmen’s compensation claims	1,003,000	1,114,000
Health claims	895,000	1,245,000
Utilities	882,000	1,182,000
Other	4,779,000	2,340,000
Total accrued liabilities	$35,762,000	30,172,000

	June 30,	December 31,
	2014	2013

Other long-term liabilities:
Swap mark-to-market liabilities	$26,881,000	33,726,000
Pension benefits	25,030,000	22,346,000
Deferred revenue	18,820,000	20,991,000
Retiree health/life benefits	12,420,000	12,420,000
Asset retirement obligation	4,964,000	4,855,000
Deferred compensation	979,000	937,000
Other	176,000	179,000
Total other long-term liabilities	$89,270,000	95,454,000

10	(Continued)

IMTT HOLDINGS INC. AND SUBSIDIARIES

Notes to Consolidated Condensed Financial Statements

(Unaudited)

(7)	Accumulated Other Comprehensive Income

Shareholders’ (deficit) equity includes accumulated other comprehensive income. Changes in the components of accumulated other comprehensive income for the six-months ended June 30, 2014 and 2013 are as follows:

			Pension and	Accumulated
		Foreign	other post-	other
		currency	retirement	comprehensive
	Derivatives	translation	plans	income (loss)

Balance, January 1, 2013	$(427,000)	2,292,000	(32,648,000)	(30,783,000)
Other comprehensive income for the period , net of tax	63,000	—	—	63,000 *
Balance, June 30, 2013	$(364,000)	2,292,000	(32,648,000)	(30,720,000)

* Net of deferred income tax (provision) of ($40,000)

			Pension and	Accumulated
		Foreign	other post-	other
		currency	retirement	comprehensive
	Derivatives	translation	plans	income (loss)

Balance, January 1, 2014	$(303,000)	468,000	(13,899,000)	(13,734,000)
Other comprehensive income for the period, net of tax	54,000	7,000	—	61,000 *
Balance, June 30, 2014	$(249,000)	475,000	(13,899,000)	(13,673,000)

* Net of deferred income tax (provision) of $50,000.

(8)	Subsequent Events

On July 16, 2014, Macquarie Infrastructure Company LLC acquired the remaining 50% interest of the Company which it did not own for a purchase price of $1,028,600,000, consisting of $913,600,000 in cash and $115,000,000 in shares.

11